SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 14, 2006
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification
Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01. FINANCIAL STATEMTENTS AND EXHIBITS
SIGNATURE
Press Release

ITEM 7.01 REGULATION FD DISCLOSURE
On December 14, 2006, Ashford Hospitality Trust, Inc. (the “Company”) issued a press release announcing that its Board of Directors:
a) declared a common stock dividend for its fourth quarter ended December 31, 2006, of $0.20 per diluted share, payable January 15, 2007, for shareholders of record on December 31, 2006, and
b) declared a dividend for its fourth quarter ended December 31, 2006, of $0.5344 per diluted share, for the Company’s 8.55% Series A Cumulative Preferred Stock. This dividend is payable January 15, 2007, for shareholders of record on December 31, 2006, and
c) approved a change to its dividend policy to pay quarterly common stock dividends of $0.21 per diluted share for 2007.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMTENTS AND EXHIBITS
Exhibit
Number

99.1	Press Release of the Company, dated December 14, 2006, furnished under Item 7.01, announcing the declaration of dividends.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 15, 2006

ASHFORD HOSPITALITY TRUST, INC.
By: /s/ DAVID A. BROOKS
David A. Brooks
Chief Legal Officer